UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

Certain of the Registrants maintain credit facilities to enhance liquidity, provide credit support and backstop commercial paper programs. On January 29, 2016, Registrants entered in the following amendments to certain of such credit facilities.

PPL Corporation

On January 29, 2016, PPL Capital Funding, Inc., as Borrower, and PPL Corporation, as Guarantor, amended their existing revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from July 28, 2019 to January 29, 2021 and to increase the borrowing capacity under such revolving credit facility from $300 million to $700 million, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.1 to this Report.

PPL Electric Utilities Corporation

On January 29, 2016, PPL Electric Utilities Corporation amended its existing revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from July 28, 2019 to January 29, 2021 and to increase the borrowing capacity under such revolving credit facility from $300 million to $400 million, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.2 to this Report.

Louisville Gas and Electric Company

On January 29, 2016, Louisville Gas and Electric Company, amended its existing $500 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from July 28, 2019 to December 31, 2020, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.3 to this Report.

Kentucky Utilities Company

On January 29, 2016, Kentucky Utilities Company, amended its existing $400 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from July 28, 2019 to December 31, 2020, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.4 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	10.1 -	Amendment No. 1 to Credit Agreement dated as of January 29, 2016 to Revolving Credit Agreement dated as of July 28, 2014 among PPL Capital Funding, Inc., as Borrower, PPL Corporation, as Guarantor, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.2 -	Amendment No. 1 to Credit Agreement dated as of January 29, 2016 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 among PPL Electric Utilities Corporation, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.3 -	Amendment No. 1 to Credit Agreement dated as of January 29, 2016 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 among Louisville Gas and Electric Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.4 -	Amendment No. 1 to Credit Agreement dated as of January 29, 2016 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 among Kentucky Utilities Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/Gerald A. Reynolds
Gerald A. Reynolds General Counsel, Chief Compliance Officer and Corporate Secretary

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/Gerald A. Reynolds
Gerald A. Reynolds General Counsel, Chief Compliance Officer and Corporate Secretary

KENTUCKY UTILITIES COMPANY

By:	/s/Gerald A. Reynolds
Gerald A. Reynolds General Counsel, Chief Compliance Officer and Corporate Secretary

Dated:  February 3, 2016